SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO

                                    FORM 8-K
                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):      March 4, 1996


                                  ENDOGEN, INC.
- - ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Massachusetts                 0-21354             04-2789249
 (State or other jurisdiction    (Commission file      (I.R.S. Employer
     of incorporation or              number)          Identification No.)
        organization)



     640 Memorial Drive, Cambridge, Massachusetts               02139
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number including area code:       (617) 225-0055


                           No change since last report
- - ------------------------------------------------------------------
            (Former name or address, if changed since last report)

                               Page 1 of 24 Pages
                        Exhibit Index Located on Page 6



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


      The undersigned registrant hereby amends Item 7 of its current Report on Form 8-K dated March 4, 1996 by deleting such item in its entirety and replacing it as follows:


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Business Acquired.


      The following audited financial statements of the research products and operations of T Cell Diagnostics Inc. (the "Business") together with the report thereon manually signed by Price Waterhouse LLP, are included as Exhibit 99.1 to this report and incorporated herein by this reference:

            The report of Price Waterhouse LLP on the following audited financial statements of the research products and operations of T Cell Diagnostics Inc. (the "Business").


                  Balance Sheets as of December 31, 1995 and 1994

                  Statements of Operations for the years ended December 31, 1995, 1994 and 1993

                  Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993


                  Notes to Financial Statements


      (b)   Pro Forma Financial Information.


      The following unaudited pro forma combined financial statements of the Registrant and the Business are included as Exhibit 99.2 to this report and incorporated herein by this reference:



            Unaudited Pro Forma Condensed Combined Balance Sheet as of February 29, 1996


            Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve months ended May 31, 1995 and for the nine months ended February 29, 1996

                  Notes to Unaudited Pro Forma Condensed Combined Financial Statements

      (c)   Exhibits.


Exhibit No.                         Description

   2.1* Asset Purchase Agreement dated as of March 4, 1996 by and among Endogen, Inc., T Cell Diagnostics, Inc. and T Cell Sciences, Inc.

   2.2* $1,900,000 Convertible Subordinated Note dated March 4, 1996 of Endogen, Inc. to T Cell Diagnostics, Inc.

   2.3* $452,153.32 Promissory Note dated March 4, 1996 of Endogen, Inc. to T Cell Sciences, Inc.

   2.4* Registration Rights Agreement dated March 4, 1996 between Endogen, Inc. and T Cell Diagnostics, Inc.

   23.1           Consent of Price Waterhouse LLP


   99.1 The report of Price Waterhouse LLP on the following audited financial statements of the Business


                        Balance Sheets as of December 31, 1995 and 1994

                        Statements of Operations for the years ended
                        December 31, 1995, 1994 and 1993


                        Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993


                        Notes to Financial Statements

   99.2 The following unaudited pro forma combined financial statements of the Registrant and the Business

                        Unaudited Pro Forma Condensed Combined Balance Sheet as of February 29, 1996

                        Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve months ended May 31, 1995 and for the nine months ended February 29, 1996


                        Notes to Unaudited Pro Forma Condensed Combined Financial Statements


         -----------------
         *Previously filed

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ENDOGEN, INC.




May 17, 1996                        By:  /s/ Owen A. Dempsey
                                       ---------------------
                                          Owen A. Dempsey
                                          President and CEO

                                  EXHIBIT INDEX


                                                                                         Page Number in
                                                                                           Sequentially
Exhibit No.                   Description                                                 Numbered Copy

   2.1* Asset Purchase Agreement dated as of March 4, 1996 by and among Endogen, Inc., T Cell Diagnostics, Inc.
                  and T Cell Sciences, Inc.

   2.2*           $1,900,000 Convertible Subordinated Note dated March 4,
                  1996 of Endogen, Inc. to T Cell Diagnostics, Inc.

   2.3*           $452,153.32 Promissory Note dated March 4, 1996 of
                  Endogen, Inc. to T Cell Sciences, Inc.

   2.4* Registration Rights Agreement dated March 4, 1996 between Endogen, Inc. and T Cell Diagnostics, Inc.

   23.1           Consent of Price Waterhouse LLP                                                 8


   99.1           The report of Price Waterhouse LLP on the following audited
                  financial statements of the Business                                            9


                       Balance Sheets as of December 31, 1995
                       and 1994

                       Statements of Operations for the years
                       ended December 31, 1995, 1994 and 1993


                       Statements of Cash Flows for the years
                       ended December 31, 1995, 1994 and 1993


                       Notes to Financial Statements



 99.2             The following unaudited pro forma combined financial
                  statements of the Registrant and the Business                                  20



                       Unaudited Pro Forma
                       Condensed Combined Balance Sheet as of February
                       29, 1996


                       Unaudited Pro Forma
                       Condensed Combined Statements of Operations for the twelve months ended May 31, 1995 and the nine months ended February 29, 1996


                       Notes to Unaudited Pro Forma
                       Condensed Combined Financial
                       Statements



         -----------------
         *Previously filed




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